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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 18, 1999



                           Insight Enterprises, Inc.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                     0-2 5 0 9 2             86-0766246
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


       6820 South Harl Avenue, Tempe, Arizona                     85283
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (480) 902-1001


                                 Not Applicable
          (Former name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

     On October 18, 1999, Insight Enterprises, Inc., a Delaware corporation ("Insight"), announced that it terminated the merger agreement between Insight and Action Computer Supplies Holdings PLC, a company registered in England ("Action"), which was originally announced on May 10, 1999 and subsequently revised on July 27, 1999, in light of the deterioration in Action's operating results and the difficult near-term market conditions expected by Action related to the slowdown in customer spending due to Year 2000 concerns.

Item 7. Financial Statements and Exhibits.

Exhibit Number
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
     99.1         October 18, 1999 press release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSIGHT ENTERPRISES, INC.
                                             (Registrant)


                                                 /s/ ERIC J. CROWN
Date: October 18, 1999                       By: ___________________________

                                             Eric J. Crown
                                             Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
    99.1      October 18, 1999 press release